Exhibit 32.1
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                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


The undersigned hereby certifies, in his capacity as an officer of SoftNet Technology Corporation (the "Company"), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     A. the Quarterly Report of the Company on Form 10QSB for the period ended September 30, 2004 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

     B. the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.




Dated:  November 22, 2004



/s/ James Farinella
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James Farinella
Chairman, Chief Executive Officer and President